SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT, dated as of the 21st day of June, 2001 (the "Agreement"), made by and between HARBOURTON FINANCIAL CORPORATION, a Delaware corporation (the "Borrower"), and GREATER ATLANTIC BANK, a federally chartered financial institution (the "Lender"), recites and provides as follows:

Recitals

A. Pursuant to the terms of a Credit and Security Agreement between Harbourton Financial Corp. ("HFC") and Lender, dated as of May 11, 2000 (the "Original Loan Agreement"), as modified by that certain First Modification Agreement, dated as of November 10, 2000 (the "First Modification"), between HFC and Lender, Lender agreed to make revolving loans to HFC in an aggregate maximum principal sum of up to $2,500,000.00 (the "Loans"). The Original Loan Agreement, as modified by the First Modification Agreement is herein referred to as the "Loan Agreement." Capitalized terms used herein shall, unless otherwise defined, have the meanings assigned such terms in the Loan Agreement.

B. The Loans are evidenced by a certain promissory note dated May 11, 2000 (as modified by the First Modification, the "Credit Note"), made by HFC in the original principal amount of $2,000,000.00 and payable to the order of Lender; and are secured by a first priority security interest in the Collateral pursuant to the terms of the Loan Agreement and the Assignment of Proceeds, dated as of May 11, 2000 (as modified by the First Modification, the "Assignment"). The Credit Note, the Loan Agreement, the Assignment and all other documents executed and delivered to evidence or secure the Loans are hereinafter referred to as the "Loan Documents."

C. Borrower, formerly known as Allstate Financial Corporation, is the successor by merger to HFC.

D. Borrower and Lender desire to further modify the Loan Agreement to increase the maximum amount available to Borrower under the Loan Agreement from $2,500,000.00 to $3,000,000.00 and extend the Maturity Date, as set forth in this Agreement.

Agreement

NOW, THEREFORE, in consideration of these premises and the mutual covenants and obligations herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1 . The Recitals to this Agreement are incorporated by reference and shall be a part hereof.

2. The definition of "Maturity Date" set forth in Article I of the Loan Agreement is hereby modified by replacing such definition with the following:


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Maturity Date : December 31, 2002, or such earlier date as is provided for in this Agreement.

3. The Credit Note is modified by replacing the number $2,500,000.00" at the top of the Credit Note, and the words "TWO MILLION FIVE HUNDRED DOLLARS ($2,500,000.00)" in the first paragraph of the Credit Note with $3,000,000.00" and "THREE MILLION DOLLARS ($3,000,000.00)," respectively.

4. All references in the Loan Documents to "Borrower," "Debtor," or "Harbourton Financial Corp." shall be deemed to be references to Borrower, and Borrower (to the extent, if any, not assumed as a matter of law as a result of the merger of HFC with and into Borrower) hereby expressly assumes all obligations of HFC to Lender under the Loan Documents.

5. Except as specifically modified by this Agreement, the terms and provisions of the Credit Note and other Loan Documents are ratified and confirmed and remain in full force and effect and the shall continue to evidence and secure the indebtedness of Borrower to Lender for the repayment of the Loans.

6. This Agreement shall inure to the benefit of and bind the respective parties hereto and their successors and assigns.

7. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.

                         [Signatures on following page.]





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       IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be signed by their duly authorized representatives all as of the day and year first above written.

BORROWER:

HARBOURTON FINANCIAL CORPORATION,

formerly known as Allstate  Financial Corporation,
successor by merger to Harbourton Financial Corp.
By: /s/ J. Kenneth McLendon [SEAL]
------------------------
Name: J. Kenneth McLendon
Title: President


LENDER:

GREATER ATLANTIC BANK
By: /s/ Jeremiah D. Behan
---------------------------
Jeremiah D. Behan
Senior Vice President





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